Debt Obligations and Commitments (Tables)	12 Months Ended
Dec. 27, 2014
Debt Obligations and Commitments [Abstract]
Schedule of Long and Short-Term Debt Contractural Commitments
Debt Obligations and Commitments
The following table summarizes the Company’s debt obligations:

	2014	2013
Short-term debt obligations
Current maturities of long-term debt	$4,096	$2,224
Commercial paper (0.1% and 0.1%)	746	2,924
Other borrowings (17.7% and 12.4%)	234	158
	$5,076	$5,306
Long-term debt obligations
Notes due 2014 (5.3%)	$—	$2,219
Notes due 2015 (1.4% and 1.2%)	4,093	4,116
Notes due 2016 (2.6% and 2.5%)	3,099	3,106
Notes due 2017 (1.6% and 2.0%)	2,004	1,258
Notes due 2018 (4.4% and 4.3%)	3,410	3,439
Notes due 2019 (3.7% and 3.7%)	1,631	1,635
Notes due 2020-2044 (3.9% and 4.0%)	13,640	10,738
Other, due 2015-2019 (4.4% and 4.4%)	40	46
	27,917	26,557
Less: current maturities of long-term debt obligations	(4,096)	(2,224)
Total	$23,821	$24,333

The interest rates in the above table reflect weighted-average rates at year-end.
In 2014, we issued:

•	$750 million of 0.950% senior notes maturing in February 2017;

•	$1.250 billion of 3.600% senior notes maturing in March 2024;

•	€500 million of 1.750% senior notes maturing in April 2021;

•	€500 million of 2.625% senior notes maturing in April 2026; and

•	$500 million of 4.250% senior notes maturing in October 2044.

The net proceeds from the issuances of the above notes were used for general corporate purposes, including the repayment of commercial paper.

In 2014, $2.2 billion of senior notes matured and were paid.
In 2014, we entered into a new five-year unsecured revolving credit agreement (Five-Year Credit Agreement) which expires on June 9, 2019. The Five-Year Credit Agreement enables us and our borrowing subsidiaries to borrow up to $3.7725 billion, subject to customary terms and conditions. We may request that commitments under this agreement be increased up to $4.5 billion. Additionally, we may, once a year, request renewal of the agreement for an additional one-year period.
Also, in 2014, we entered into a new 364-day unsecured revolving credit agreement (364-Day Credit Agreement) which expires on June 8, 2015. The 364-Day Credit Agreement enables us and our borrowing subsidiaries to borrow up to $3.7725 billion, subject to customary terms and conditions. We may request that commitments under this agreement be increased up to $4.5 billion. We may request renewal of this facility for an additional 364-day period or convert any amounts outstanding into a term loan for a period of up to one year, which would mature no later than the then effective termination date. The Five-Year Credit Agreement and the 364-Day Credit Agreement together replaced our $2.925 billion five-year credit agreement dated as of June 10, 2013 and our $2.925 billion 364-Day credit agreement dated as of June 10, 2013. Funds borrowed under the Five-Year Credit Agreement and the 364-Day Credit Agreement may be used for general corporate purposes. Subject to certain conditions, we may borrow, prepay and reborrow amounts under these agreements. As of December 27, 2014, there were no outstanding borrowings under the Five-Year Credit Agreement or the 364-Day Credit Agreement.
In addition, as of December 27, 2014, our international debt of $228 million was related to borrowings from external parties including various lines of credit. These lines of credit are subject to normal banking terms and conditions and are fully committed at least to the extent of our borrowings.

Schedule Of Long-Term Contractual Commitments
Long-Term Contractual Commitments (a)
The following table summarizes our long-term contractual commitments by period:

	Payments Due by Period
	Total	2015	2016 – 2017	2018 – 2019	2020 and beyond
Long-term debt obligations(b)	$23,446	$—	$5,108	$4,863	$13,475
Interest on debt obligations(c)	8,839	873	1,553	1,245	5,168
Operating leases	1,894	403	631	387	473
Purchasing commitments(d)	1,985	693	873	293	126
Marketing commitments(d)	2,178	391	647	525	615
	$38,342	$2,360	$8,812	$7,313	$19,857

(a)
Based on year-end foreign exchange rates. We expect to make net cash tax payments of approximately $300 million within the next 12 months, as discussed further in Note 5. Reserves for uncertain tax positions are excluded from the table above as we are unable to reasonably predict the ultimate amount or timing of any other settlements.

(b)
Excludes $4,096 million related to current maturities of long-term debt, $196 million related to the fair value step-up of debt acquired in connection with our acquisitions of PBG and PAS and $179 million related to the increase in carrying value of long-term debt representing the gains on our fair value interest rate swaps.

(c)	Interest payments on floating-rate debt are estimated using interest rates effective as of December 27, 2014.

(d)	Primarily reflects non-cancelable commitments as of December 27, 2014.
Most long-term contractual commitments, except for our long-term debt obligations, are not recorded on our balance sheet. Operating leases primarily represent building leases. Non-cancelable purchasing commitments are primarily for oranges and orange juice. Non-cancelable marketing commitments are primarily for sports marketing. Bottler funding to independent bottlers is not reflected in our long-term contractual commitments as it is negotiated on an annual basis. Accrued liabilities for pension and retiree medical plans are not reflected in our long-term contractual commitments. See Note 7 for additional information regarding our pension and retiree medical obligations.
Off-Balance-Sheet Arrangements
It is not our business practice to enter into off-balance-sheet arrangements, other than in the normal course of business. See Note 8 regarding contracts related to certain of our bottlers.
See “Our Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations for further unaudited information on our borrowings.